Exhibit 99.1

INVESTOR PRESENTATION NOVEMBER 2008 Environmentally Beneficial Materials Science. NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

October 08 2 Forward Looking Statements Statements contained in this presentation that are not historical information are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Such statements can be identified by words such as “expect,” “anticipate,” “estimate,” “will,” “would,” or words of similar meaning and any other statements that are not historical facts. Such forward-looking statements are based upon the current beliefs and expectations of NTIC’s management and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied. Such potential risks and uncertainties include, but are not limited to, in no particular order: our dependence on the success of NTIC’s joint ventures and technical fees and dividend distributions that NTIC receives from them; NTIC’s relationships with its joint ventures and its ability to maintain those relationships; risks associated with its international operations; exposure to fluctuations in foreign currency exchange rates; the current financial crises affecting the U.S. and worldwide banking system and financial markets; the contraction of the U.S. and worldwide economies, including in particular the U.S. automotive industry; the level of growth in NTIC’s markets; fluctuations in the cost and availability of raw materials, including resins and other commodities; NTIC’s investments in research and development efforts; acceptance of existing and new products; increased competition; the success of NTIC’s emerging new businesses; NTIC’s relationships with its distributors; the costs and effects of complying with changes in tax, fiscal, government and other regulatory policies, including rules relating to environmental, health and safety matters; the costs and effects of outstanding litigation; unforeseen product quality or other problems in the development, production and usage of new and existing products; loss of or changes in executive management or key employees; ability of management to manage around unplanned events; NTIC’s reliance on its intellectual property rights and the absence of infringement of the intellectual property rights of others. More detailed information on these and additional factors which could affect NTIC’s operating and financial results is described in NTIC’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-KSB and subsequent quarterly reports on Form 10-QSB. NTIC urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the company faces. Additionally, NTIC undertakes no obligation to publicly release the results of any revisions to these forward-looking statements, which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), NTIC uses certain non-GAAP financial measures. In this presentation, NTIC uses the non-GAAP financial measure, net income, excluding the one-time gain on sale of assets during the first nine months of fiscal 2007. NTIC uses non-GAAP financial measures as supplemental measures of performance and believe these measures provide useful information to investors in evaluating its operations, period over period. However, non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of NTIC’s results as reported under GAAP. In addition, investors should note that any non-GAAP financial measures NTIC uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. NTIC has posted a reconciliation of its non-GAAP net income, as adjusted, to the most directly comparable GAAP financial measure, net loss, on its website. Industry Information Information regarding market and industry statistics contained in this presentation is based on information available to us that we believe is accurate. It is generally based on publications that are not produced for these purposes or economic analysis. Legal Disclaimers

October 08 3 Environmentally-beneficial, materials-science-based products and technologies company –Rust inhibiting plastic packaging and storage systems for industrial supply chains –Corrosion protection for oil & gas storage and transport –Advanced bio-degradable and bio-based plastics –Plastic waste to fuel conversion systems $89 million total worldwide affiliate sales and $0.57 earnings per share, basic for the nine months ended May 31, 2008 Track record of growth and profitability + 21% 4 year CAGR* in total worldwide affiliate sales + 39% 4 year CAGR* in earnings per share, basic Global distribution through 29 joint ventures Opportunities to accelerate future growth across each business line Introduction to NTIC *Fiscal year ending 8/31/03 through 8/31/07 – FY 2008 results to be released in November 2008

October 08 4 Rust Inhibiting Plastic Packaging Vapor Corrosion Inhibiting (VCI) technology replaces heavy greases, oils and hazardous solvents Advanced Bio-Plastics Bio-degradable and/or bio-based plastics for commercial packaging, industrial and consumer applications Enhanced Corrosion Protection Extension of ZERUST brand and VCI technology to oil, gas and chemical storage applications Plastic Waste to Fuel Conversion Plastic waste is converted to a mixture of gasoline, diesel and heavy fractions A Profitable and Growing Core Business Leveraging core materials science expertise and established global distribution across three new business opportunities Environmental Innovation

October 08 5 • North American sales made through direct sales people, distributors and VARs • International sales made through 29 joint ventures – NTIC provides product, technology and technical support – JV partners provide sales and customer support personnel, access to local markets and knowledge of local regulations and business practices Direct North American sales personnel and 29 corporate joint ventures provide a local presence in 50 countries around the world • Our extensive global distribution network enables us to introduce new products and technologies to local and regional markets worldwide

Environmentally Beneficial Materials Science. >>>

October 08 7 • Dominant player in the automotive industry – Used by every major manufacturer to protect parts inventory in shipment and storage • Global reach – Only VCI company to provide corrosion protection management systems for customers in every major industrialized country • Customer benefits – Significant monetary savings from reduced rework and customer rejects – Elevates quality of manufacturing process and supply chain Vapor Corrosion Inhibiting (VCI) Packaging Extruded plastics include proprietary chemical additive. VCI packaging emits a vapor which condenses on all metal surfaces creating a monomolecular protective film that prevents corrosion. WITHOUT ZERUST® ZERUST ZERUST®PROTECTED

October 08 8 Business Model Summary Revenue Model: Product sales and contract services Joint Ventures: Technical and support fees and distributions Distribution: Direct Sales and Mfg Reps Target Markets: Automotive, industrial and military parts Shipment/storage protection Value Proposition: Consistent no-rust outcomes on product storage and shipments Monetary savings from reduced rework and product returns Premium products and services at premium pricing New business opportunities: bio-plastics, oil and gas corrosion protection and plastic waste to fuel conversion Competitive Environment Competitors: Numerous small, regional VCI product companies Non-VCI protection solutions including: - Oil Dipping - Vacuum Packaging Differentiation: World’s largest VCI provider Only VCI company with corrosion management services Only VCI company with on-site, global support infrastructure Significant cost and environmental benefits relative to non-VCI alternatives

October 08 9 • Introduce new products and expand sales and distribution • Leverage reputation as corrosion management experts to introduce process related corrosion management services – Process design, implementation and monitoring – No rust warranty • Further penetrate non-automotive verticals with core Zerust products and services – Military – Electrical/electronics – Marine – Consumer Growth Strategy Industrial supply chains have evolved from blocks to miles and from days to months making corrosion management vitally important

October 08 10 • Industry characterized by highly corrosive processes with significant environmental risks from corrosion failures • Operational units being currently tested in Brazil, Malaysia, Thailand and the UAE Enhanced Corrosion Protection Patented solutions that extend the ZERUST brand and VCI technology to protect oil, gas and chemical storage tanks, pipelines and other critical infrastructure from corrosion Corrosion costs the global oil and gas industry an estimated $127 billion annually * WITHOUT ZERUST® WITH ZERUST® FLANGE SAVERS™ * Extrapolation of NACE Cost of Corrosion study 1998

October 08 11 • Focus on multiple client opportunities in the Americas, the Middle East and SE Asia • Build on NTIC’s R&D capabilities to boost credibility: – Additional R&D being conducted, with clients around the world, to bring new products and solutions to the market – Unique laboratory facilities and field application expertise • Develop new partnerships with companies with oil & gas expertise/solutions to accelerate market penetration

Environmentally Beneficial Materials Science. >>>

October 08 13 Base Resins Are Weak and Difficult to Process Finished Products Are Stronger, Easier to Produce and Cheaper Natural Polymer Organic/Inorganic Materials Proprietary Compatibilizers & Polymer  Modifiers Proprietary “ReX” Bio-Polymers

October 08 14 • Natur-Tec™ products: – Allow customers to reduce their carbon footprint – Provide superior performance at competitive prices – Meet industry standard for biodegradability ASTM D6400 – Made from renewable content as per ASTM D6866 • Uniquely broad product portfolio – Flexible Film – trash bags, agricultural film, etc. – Injection Molded – disposable cutlery, engineering plastics – Foam – cushioning material, insulation packaging – Extrusion Coating – retail, consumer packaging – Engineered Composite Materials • Representative customers – Major State University - Supply compostable cutlery for campus dining facilities – Major Discount Retailer - Working with retailer to define sustainable packaging mandates for suppliers Broad Product Portfolio

October 08 15 Business Model Summary Revenue Model: Finished products and resin sales Distribution: Direct sales to end-users and distributors Target Markets: Consumer and industrial packaging Consumer goods Food services Competitive Environment Competitors: Novamount – High brand awareness, well funded – High cost with performance limitations Heritage Plastics – Trash bag manufacturer w/ strong US distribution – US only/ film products only Cereplast – Strong injection molded products – Limited to PLA blends FKUR – PLA and polyester blends – High cost/ Europe only Differentiation: Ease of processing - end products manufactured with traditional equipment Lower cost than competing bio-plastics Competitive performance to traditional plastics Portfolio of resin compounds tailored to a wide variety of end-use applications

October 08 16 Estimated $1.9 billion market for bio-plastic resins projected to grow to $30 billion by 2015 Key drivers of market growth • Increased environmental awareness at consumer and corporate level • Increased petroleum prices reducing the cost disparity vs. traditional plastics • Improved technical properties and product functionality • Major corporations promoting environmental awareness and mandating sustainability standards from vendors Bio-plastics Market Opportunity Selected companies driving market adoption in the U.S.

October 08 17 • Sales and Marketing – Translate initial sales into long-term commitments from opinion-leading customers and distribution partners – Leverage broad product portfolio, including joint development projects, to provide “One-Stop Bioplastics Packaging Solutions” to global customers – Increase brand awareness through active promotion and advertising • Technology and Development – Experienced team led by Professor Ramani Narayan, a leading bio-plastics expert at Michigan State University. – Extend technology leadership to continue delivering superior performance at competitive costs to alternative bio-plastics • Manufacturing – NTIC’s resin compounding plant in India is fully operational – Maintain cost advantage through low-cost manufacturing and strategic sourcing agreements Growth Strategy

Environmentally Beneficial Materials Science. >>>

October 08 19 • Polymer Energy LLC, a joint venture with T-Technology in which NTIC has a 62.5% ownership interest and which has exclusive rights to sell the technology outside of Europe • Commercially proven: 10 units operating in Europe deployed by T-Technology • Each module can process 2,100 tons of plastic waste annually into approximately 11,500 barrels of oil • 2 units in assembly in Asia Plastic Waste to Fuel Catalytic pyrolysis process converts plastics (primarily polyolefins) into crude oil resulting in an economically viable and environmentally responsible alternative to current methods of recycling and disposal of plastic waste NTIC Polymer Energy Machine

October 08 20 Business Model Summary Revenue Model: Upfront machine sales and installation Ongoing catalyst sales and technical support Distribution: Direct sales through Polymer Energy joint venture Target Markets: Developing country manufacturers and waste management entities United States is not a target market due to high labor rates and extensive environmental regulation Competitive Environment Competitors: Ozmotech PTY Ltd. – Operating units in Australia – More expensive on a per ton basis Unique Plastic Waste Mgmt/ Asian Electronics LTD. – Pilot plant in Nagpur, India – No commercially viable installation Plas2Fuel – Currently in R&D mode – No commercially viable installation Differentiation: Internationally recognized and commercially proven technology with operational experience by NTIC’s joint venture partner of more than 2 years

October 08 21 High Crude Oil Prices Increasing Demand for Fuel/Energy Plastic Waste High oil prices drive interest in alternative energy sources and waste to energy projects Increased demand for petroleum from fast growing, emerging economies, such as China and India Use of disposable plastic packaging leads to plastic waste generation and subsequent waste management issues Market Opportunity

October 08 22 Positive market response with customer inquiries from around the world First units currently being tested in India and Thailand NTIC’s JV network may provide market reach and local connections NTIC’s manufacturing base in Chennai, India provides seamless service to global customers by: Leveraging the manufacturing expertise of NTIC’s Indian JV partner Tapping into low cost but highly-skilled engineering resources for ongoing R&D and technical support Growth Strategy

Environmentally Beneficial Materials Science. Corporate Overview

October 08 24 Fiscal 2006 Fiscal 2007 Fiscal 2008 Fiscal 2009 (est) Corporate Summary Research & Development Customer Validation Product Rollout

October 08 25 Local Partner NTIC Capital Investment Capital Investment Joint Venture JV Sales Management Fees Royalty & Service Fees COGS & Expenses JV Net Income Equity in Income Equity in Income Cash Dividend Retained Earnings NTIC provides: • Base technology • Consulting and training • Technical services •Marketing Local partners provide: •Direct sales • Product support •Local marketing • 29 joint ventures - in most cases 50% owned by NTIC –NTIC receives technical and support fee income on JV sales and equity income on JV net income • GAAP equity method of accounting on financial statements –Equity in income reported on GAAP income statement –Gross JV sales disclosed in financials notes and MD&A • Direct expenses to support JVs are relatively fixed, representing leverage on incremental JV sales - = JV Financial Model JV Initial Investment

Environmentally Beneficial Materials Science. Financial Overview

October 08 27 * FY 2007 EPS is a non-GAAP financial measure and is adjusted downward to subtract the $724,000 gain on sale of building. See NTIC’s corporate website for a reconciliation to NTIC’s GAAP EPS. ** FY 2008 results are expected to be released in November 2008 NTIC Financial Results 39% CAGR Earnings Per Share $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 F Y 2003 F Y 2004 F Y 2005 F Y 2006 *F Y 2007

October 08 28 Worldwide sales represent the sales of NTIC consolidated with all sales through NTIC’s joint ventures, of which NTIC owns an ownership interest of between 25% and 50%. The functional currency of each international corporate joint venture is the applicable local currency. The translation of the applicable foreign currencies into U.S. dollars is performed using average monthly exchange rates. •** FY 2008 results will be released in November 2008 NTIC Financial Results 21% CAGR Worldwide S ales (millions ) $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 F Y 2003 F Y 2004 F Y 2005 FY 2006 F Y 2007

October 08 29 Advanced Bio- Plastics Bio-degradable and/or bio-based plastics for commercial packaging, industrial and consumer applications Enhanced Corrosion Protection Extension of ZERUST brand and VCI technology to oil, gas and chemical storage applications Plastic Waste to Fuel Conversion Plastic waste is converted to a mixture of gasoline, diesel and heavy fractions New Markets and Applications A profitable and growing core business with three new business opportunities Growth Opportunity Extensive International Distribution

October 08 30 NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION Matthew Wolsfeld, CFO 4201 Woodland Road Circle Pines, MN 55014 mwolsfeld@ntic.com (763) 225-6637 www.ntic.com Ticker Symbol: NTIC (NASDAQ Global Market) Contact Information